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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                 FORM 8-K
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                                May 7, 1998
             Date of Report (Date of earliest event reported)

                             THE LIMITED, INC.
          (Exact name of registrant as specified in its charter)

          Delaware                      1-8344                 31-1029810
(State of other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File no.)            Identification No.)

                                Three Limited Parkway
                                   P.O. Box 16000
                                 Columbus, OH 43230
                                   (614) 479-7000
                      (Address of principal executive offices)






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Item 5.  Other Events

      On May 7, 1998, The Limited, Inc. issued the press release attached as
Exhibit 99.1 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     99.1 Press release dated May 7, 1998




                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE LIMITED, INC.




                                     By: /s/ Kenneth B. Gilman
                                         -----------------------------------
                                         Name: Kenneth B. Gilman
                                         Title: Vice Chairman of the Board
                                                of Directors and Chief
                                                Administrative Officer


May 7, 1998


                               EXHIBIT INDEX


99.1     Press Release dated May 7, 1998